UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2017

Vericel Corporation

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

64 Sidney Street
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 556-0311

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in Vericel Corporation’s (the “Company”) Current Report on Form 8-K filed by the Company on May 15, 2017 (the “Original Report”), as amended by that certain Amendment to Current Report on Form 8-K/A filed by the Company on June 2, 2017, the Company entered into (i) the License Agreement dated May 9, 2017 between the Company and “上海斯丹赛生物技术有限公司” (Innovative Cellular Therapeutics CO., LTD., or “ICT”) (the “License Agreement”) and (ii) the Side Letter dated May 9, 2017 between the Company and ICT (the “Side Letter”), and, in connection with entry into the License and Side Letter, the Company would issue to ICT a warrant to purchase shares of the Company’s common stock (the “Warrant”). The descriptions of the License Agreement, Side Letter and Warrant included in the Original Report are hereby incorporated by reference into this Current Report on Form 8-K.

The Company entered into a Third Amendment to each of the License Agreement and Side Letter on October 9, 2017, a Fourth Amendment to each of the License Agreement and the Side Letter on November 9, 2017, and a Fifth Amendment to each of the License Agreement and the Side Letter on December 5, 2017. A copy of each such amendment is filed as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively, to this Current Report on Form 8-K.

On December 21, 2017, ICT delivered to the Company a payment of $5.1 million, comprised of an upfront license fee and an aggregate warrant purchase price of $4.2 million (the “Warrant Purchase Price”). In consideration of the Warrant Purchase Price, the Company issued to ICT on December 21, 2017 the Warrant to purchase, at an exercise price of $0.01 per share, an aggregate of 818,424 shares of the Company’s common stock based on the closing price as of December 6, 2017. On December 27, 2017, ICT exercised the Warrant pursuant to a cashless exercise in exchange for 816,850 shares of the Company’s common stock.

The foregoing description of the terms of the Warrant is only a summary and is qualified in its entirety by reference to the Warrant, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1 +	Amendment No. 3 to License Agreement between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated October 9, 2017.
10.2 +	Amendment No. 3 to Side Letter between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated October 9, 2017.
10.3 +	Amendment No. 4 to License Agreement between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated November 9, 2017.
10.4 +	Amendment No. 4 to Side Letter between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated November 9, 2017.
10.5 +	Amendment No. 5 to License Agreement between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated December 5, 2017.
10.6 +	Amendment No. 5 to Side Letter between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated December 5, 2017.
10.7 +	Warrant issued by the Company to ICT

+ Filed herewith.

EXHIBIT INDEX

Exhibit No.	Description
10.1 +	Amendment No. 3 to License Agreement between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated October 9, 2017.
10.2 +	Amendment No. 3 to Side Letter between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated October 9, 2017.
10.3 +	Amendment No. 4 to License Agreement between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated November 9, 2017.
10.4 +	Amendment No. 4 to Side Letter between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated November 9, 2017.
10.5 +	Amendment No. 5 to License Agreement between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated December 5, 2017.
10.6 +	Amendment No. 5 to Side Letter between Vericel Corporation and Innovative Cellular Therapeutics CO., LTD., dated December 5, 2017.
10.7 +	Warrant issued by the Company to ICT

+ Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: December 28, 2017	By:	/s/ Gerard Michel
Name: Gerard Michel
Title: Chief Financial Officer and Vice President Corporate Development